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                                                                  EXHIBIT 10.6

                               April 24, 1998

By FACSIMILE

Dean H. Blythe
Senior Vice President
Hearst-Argyle Television, Inc.
959 Eighth Avenue
New York, NY  10019

                 RE: (A) ASSET PURCHASE AGREEMENT (THE "ASSET PURCHASE AGREEMENT"), DATED AS OF FEBRUARY 3, 1998, BY AND AMONG STC BROADCASTING OF VERMONT, INC. ("STCBV") AND CERTAIN SUBSIDIARIES OF SINCLAIR BROADCAST GROUP, INC. (THE "SINCLAIR SELLERS"); (B) ASSET EXCHANGE AGREEMENT (THE "ASSET EXCHANGE AGREEMENT"), DATED AS OF FEBRUARY 18, 1998, BY AND AMONG CERTAIN SUBSIDIARIES OF SUNRISE TELEVISION CORP. (COLLECTIVELY, THE "STC PARTIES") AND HEARST-ARGYLE STATIONS, INC. ("HAT"); AND (C) CREDIT AGREEMENT, DATED AS OF APRIL 24, 1998, BY AND BETWEEN STC BROADCASTING OF VERMONT SUBSIDIARY, INC. ("STCBV SUB") AND HAT (THE "CREDIT AGREEMENT")

Dear Dean:

                 This letter agreement sets forth the mutual understanding and agreement between the STC Parties and HAT regarding HAT's consent to certain amendments to the Asset Purchase Agreement, and certain amendments to the Asset Exchange Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Asset Exchange Agreement.

                 1.       CONSENT TO AMENDMENTS TO ASSET PURCHASE AGREEMENT.
As required under Section 7.7 of the Credit Agreement and Section 6.16 of the Asset Exchange Agreement, HAT hereby consents to the following amendments to the Asset Purchase Agreement: (a) First Amendment to Asset Purchase Agreement, dated April 20, 1998, by and between the parties thereto; and (b) Second Amendment to Asset Purchase Agreement, dated April 24, 1998, by and between the parties thereto. Copies of each of the amendments have been previously delivered to HAT.





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Dean H. Blythe
April 24, 1998
Page 2



                 2. WORKING CAPITAL FOR WFFF. The parties acknowledge and agree that the Asset Exchange Agreement is hereby amended to provide that
(a) all cash, cash equivalents or deposits arising out of the business and operations of WFFF from and after the STC Transfer Date, and all interest payable in connection with any such cash, cash equivalents or deposits, shall be an Excluded Asset under Section 2.4.1. of the Asset Exchange Agreement; (b) all Accounts Receivable arising out of the business and operations of WFFF from the STC Transfer Date under the Sinclair Agreement shall be an Excluded Asset under Section 2.4.2. of the Asset Exchange Agreement; and (c) none of the proceeds of the Working Capital Advances provided by HAT to STCBV Sub pursuant to Section 2.14 of the Asset Exchange Agreement and none of the Accounts Receivable, cash, cash equivalents or deposits arising out of the business and operations of WPTZ and WNNE after the STC Transfer Date, and none of any interest payable in connection with any of the foregoing, shall be used in the business and operations of WFFF (it being intended that the operations of WPTZ and WNNE will not be used to fund the operations of WFFF from and after the STC Transfer Date). Except as expressly modified hereby, all other terms and conditions of the Asset Exchange Agreement shall remain in full force and effect in accordance with their terms.


                    *   *   *   *   *   *   *   *   *   *


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Dean H. Blythe
April 24, 1998
Page 3



         Please acknowledge your understanding of and agreement with the foregoing by signing this letter agreement in the spaces provided below.



                                        STC BROADCASTING, INC.
                                        By:  /s/ David A. Fitz
                                            -------------------------------
                                             David A. Fitz
                                             Chief Financial Officer


                                        STC LICENSE COMPANY
                                        By:  /s/ David A. Fitz
                                            -------------------------------
                                             David A. Fitz
                                             Chief Financial Officer


                                        STC BROADCASTING OF VERMONT, INC.
                                        By:  /s/ David A. Fitz
                                            -------------------------------
                                             David A. Fitz
                                             Chief Financial Officer


                                        STC BROADCASTING OF VERMONT SUBSIDIARY,
                                        INC.
                                        By:  /s/ David A. Fitz
                                            -------------------------------
                                             David A. Fitz
                                             Chief Financial Officer
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Dean H. Blythe
April 24, 1998
Page 4





ACKNOWLEDGED AND AGREED:

HEARST-ARGYLE STATIONS, INC.

By:  /s/ Dean H. Blythe
   -----------------------------------
     Dean H. Blythe
     Senior Vice President





ccs:  David A. Fitz
      Steven A. Hobbs
      William S. Reyner, Jr.